EXHIBIT 24

                   NATIONAL GAS & OIL COMPANY
                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February 1995.

                                    /s/J.W. Straker
                                   J.W. Straker



                   NATIONAL GAS & OIL COMPANY
                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 1995.

                                    /s/David C. Easley
                                   David C. Easley



                   NATIONAL GAS & OIL COMPANY
                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 1995.

                                    /s/Edwin L. Heminger
                                   Edwin L. Heminger



                   NATIONAL GAS & OIL COMPANY
                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February 1995.

                                    /s/Richard O. Johnson
                                   Richard O. Johnson



                   NATIONAL GAS & OIL COMPANY
                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of February 1995.

                                    /s/William H. Sullivan, Jr.
                                   William H. Sullivan, Jr.



                   NATIONAL GAS & OIL COMPANY
                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of February 1995.

                                    /s/Mason B. Starring, III
                                   Mason B. Starring, III



                   NATIONAL GAS & OIL COMPANY
                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February 1995.

                                    /s/Graham R. Robb
                                   Graham R. Robb